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                                                                    EXHIBIT 10.2


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                          UNITED WASTE SYSTEMS, INC.

                                     AND

                           USA WASTE SERVICES, INC.

                                      TO

                            BANKERS TRUST COMPANY
                                  as Trustee

                            ---------------------

                         FIRST SUPPLEMENTAL INDENTURE

                         Dated as of August 26, 1997

                            ---------------------

        Supplementing and Amending Indenture Dated as of June 5, 1996

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        THIS FIRST SUPPLEMENTAL INDENTURE, dated as of August 26, 1997 (the
"Supplemental Indenture"), is by and among United Waste Systems, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called "United" or the "Company"), having its principal executive office at Four Greenwich Office Park, Greenwich, Connecticut 06830. USA Waste Services, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called "USA Waste"), having its principal executive office at First City Tower, 1001 Fannin Street, Suite 4000, Houston, Texas 77002, and Bankers Trust company, a New York banking association, as Trustee (herein called the "Trustee").

                       RECITALS OF UNITED AND USA WASTE

        United has executed and delivered to the Trustee its Indenture, dated as of June 5, 1996 (herein called the "Indenture"), to provide for the issuance of $150,000,000 aggregate principal amount of its 4-1/2% Convertible Subordinated Notes Due June 1, 2001 (the "Securities").

        Pursuant to the Indenture, United has issued Securities in an original principal amount of $150,000,000, all of which are currently outstanding. No other securities have been issued pursuant to the Indenture.

        Effective as of August 26, 1997 (the "Merger Date"), Riviera Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of USA Waste, was merged with and into United pursuant to the provisions of the General Corporation Law of the State of Delaware (the "Merger"), as a result of which United became a wholly-owned subsidiary of USA Waste.

        Each share of common stock of United which was issued and outstanding immediately prior to the Merger was, by virtue of the Merger and without any action on the part of the holder thereof, converted into 1.075 shares of the common stock, par value $0.01 per share, of USA Waste (the "USA Waste Shares").

        In connection with the Merger, United and USA Waste, pursuant to appropriate resolutions of their respective Boards of Directors, have duly determined to make, execute and deliver to the Trustee this Supplemental Indenture in order to reflect the results of the Merger as required by the Indenture.

        Pursuant to Section 12.11 of the Indenture, United, as the survivor in the Merger, is required to execute and deliver to the Trustee an indenture supplemental to the Indenture in connection with the Merger.

        The Indenture provides that, without the consent of any Holders, United and the Trustee may enter into a supplemental indenture to make provision with respect to the conversion rights of Holders pursuant to the requirements of Article Twelve of the Indenture, and United has determined that this Supplemental Indenture may therefore be entered into without the consent of any Holder in accordance with Section 8.1(5) of the Indenture.

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        United and USA Waste have duly authorized the execution and delivery of this Supplemental Indenture and all things necessary have been done to make this Supplemental Indenture a valid agreement of United and USA Waste, in accordance with its terms.

        NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

        For and in consideration of the premises, it is mutually agreed, for the equal and proportionate benefit of the respective Holders from time to time of the Securities, as follows:

                                 ARTICLE ONE
                                 DEFINITIONS

SECTION 101.    Indenture Terms.

        Capitalized terms used but not defined in this Supplemental Indenture have the respective meanings assigned to them in the Indenture.

                                 ARTICLE TWO
                          CONCERNING THE SECURITIES

SECTION 201.    Conversion Privilege

        The Holder of each Security Outstanding on the date hereof shall have the right from and after the date hereof, during the period such Security shall be convertible as specified in Section 12.1 of the Indenture, to convert such Security only into the number of USA Waste Shares, and cash in lieu of fractional USA Waste Shares, receivable upon the effectiveness of the Merger by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to the Merger, subject to adjustment as provided in Section 202 below.

SECTION 202.    Conversion Price.

        The price at which USA Waste Shares shall be delivered upon conversion of Securities (herein called the "Conversion Price") shall be the price specified in Section 12.1 of the Indenture, as adjusted in accordance with Article Twelve of the Indenture prior to the Merger. For events subsequent to the effective date of this Supplemental Indenture, the Conversion Price shall be adjusted in a manner as nearly equivalent as may be practical to the adjustments provided for in Article Twelve of the Indenture.





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                                ARTICLE THREE
                            CONCERNING THE TRUSTEE

SECTION 301.    Terms and Conditions.

        The Trustee accepts this Supplemental Indenture and agrees to perform the duties of the Trustee upon the terms and conditions herein and in the Indenture set forth.

SECTION 302.    No Responsibility.

        The Trustee shall not be responsible in any manner whatsoever for or in respect of (i) the validity or sufficiency of this Supplemental Indenture, the authorization or permissibility of this Supplemental Indenture pursuant to the terms of the Indenture or the due execution thereof by United or USA Waste or
(ii) the recitals herein contained, all such recitals being made by United and USA Waste. The Trustee shall not be responsible in any manner to determine the correctness of provisions contained in this Supplemental Indenture relating either to the kind or amount of securities receivable by Holders of Securities upon the conversion of their Securities after the Merger or to any adjustment provided herein.

                                 ARTICLE FOUR
                   EFFECT OF EXECUTION AND DELIVERY HEREOF

        From and after the execution and delivery of this Supplemental Indenture, (i) the Indenture shall be deemed to be amended and modified as provided herein, (ii) this Supplemental Indenture shall form a part of the Indenture, (iii) except as modified and amended by this Supplemental Indenture, the Indenture shall continue in full force and effect, (iv) the Securities shall continue to be governed by the Indenture, as modified and amended by this Supplemental Indenture, and (v) every Holder of Securities heretofore and hereafter authenticated and delivered under the Indenture shall be bound by this Supplemental Indenture.

                                 ARTICLE FIVE
                           MISCELLANEOUS PROVISIONS

SECTION 501.    Headings Descriptive.

        The headings of the several Articles and Sections of this Supplemental Indenture are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Supplemental Indenture.

SECTION 502.    Rights and Obligations of the Trustee.




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        All of the provisions of the Indenture with respect to the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect of this Supplemental Indenture as fully and with the same effect as if set forth herein in full.

SECTION 503.    Successors and Assigns.

        This Supplemental Indenture shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto and the Holders of any Securities then Outstanding.

SECTION 504.    Counterparts.

        This Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

SECTION 505.    Governing Law.

        This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.



                    [The next page is the signature page]




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        IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                        UNITED WASTE SYSTEMS, INC.



                                        By:  /s/  BRADLEY S. JACOBS
                                           ------------------------------------
                                           Name:  Bradley S. Jacobs
                                           Title: Chairman of the Board and
                                                  Chief Executive Officer

Attest:


By:  /s/  JOHN N. MILNE
   ---------------------------------
   NAME:  John N. Milne
   Title: Secretary

                                        USA WASTE SERVICES, INC.



                                        By:  /s/  EARL E. DEFRATES
                                           ------------------------------------
                                           Name:  Earl E. DeFrates
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

Attest:



By:  /s/  GREGORY T. SANGALIS
   ---------------------------------
   Name:  Gregory T. Sangalis
   Title: Vice President, General
          Counsel and Secretary


                                        BANKERS TRUST COMPANY


                                        By: /s/ SUSAN JOHNSON
                                           ------------------------------------
                                           Name: Susan Johnson
                                           Title: Assistant Vice President




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STATE OF TEXAS          )
                        )
COUNTY OF HARRIS        )

        On the 26th day of August, 1997, before me personally came Bradley S. Jacobs, to me known, who, being by me duly sworn, did depose and say that he is Chairman of the Board and Chief Executive Officer of United Waste Systems, Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                        By: /s/ DEBORAH S. BRIGGS
                                           ------------------------------------

                                                [NOTARY SEAL]

STATE OF TEXAS          )
                        )
COUNTY OF HARRIS        )

        On the 26th day of August, 1997, before me personally came Earl E. DeFrates, to me known, who, being by me duly sworn, did depose and say that he is Executive Vice President and Chief Financial Officer of USA Waste Services, Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                        By: /s/ DEBORAH S. BRIGGS
                                           ------------------------------------

                                                [NOTARY SEAL]

STATE OF NEW YORK       )
                        )
COUNTY OF NEW YORK      )

        On the 26th day of August, 1997, before me personally came Susan Johnson, to me known, who, being by me duly sworn, did depose and say that she is Assistant Vice President of Bankers Trust Company, Inc., one of the corporations described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that she signed her name thereto by like authority.

                                        By: /s/ MARGARET BEREZA
                                           ------------------------------------
                                                      [NOTARY SEAL]